UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Aberdeen Chile Fund, Inc. Aberdeen Israel Fund, Inc. Aberdeen Indonesia Fund, Inc. Aberdeen Latin America Equity Fund, Inc. Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ABERDEEN CHILE FUND, INC.
ABERDEEN ISRAEL FUND, INC.
ABERDEEN INDONESIA FUND, INC.
ABERDEEN LATIN AMERICA EQUITY FUND, INC.
ABERDEEN EMERGING MARKETS TELECOMMUNICATIONS
AND INFRASTRUCTURE FUND, INC.

1735 Market Street, 32nd Floor
Philadelphia, PA 19103

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on April 5, 2011

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of each of Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (each fund, a "Fund," and collectively, the "Funds") (each meeting, an "Annual Meeting," and collectively, the "Annual Meetings") will be held at the offices of the Funds located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania, 19103, on the following dates and at the following times:

Aberdeen Indonesia Fund, Inc. (NYSE AMEX: "IF")	April 5, 2011	1:00 p.m. New York time
Aberdeen Israel Fund, Inc. (NYSE AMEX: "ISL")	April 5, 2011	1:30 p.m. New York time
Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (NYSE AMEX: "ETF")	April 5, 2011	2:00 p.m. New York time
Aberdeen Chile Fund, Inc. (NYSE AMEX: "CH")	April 5, 2011	2:30 p.m. New York time
Aberdeen Latin America Equity Fund, Inc. (NYSE AMEX: "LAQ")	April 5, 2011	3:00 p.m. New York time

The purpose of the Annual Meetings is to consider and act upon the following proposal (the "Proposal") for each Fund and to consider and act upon such other matters as may properly come before the Annual Meetings or any adjournments thereof:

CH — To elect two Directors, each to serve for a three-year term;

ISL — To elect two Directors, each to serve for a three-year term;

LAQ — To elect two Directors, each to serve for a three-year term;

IF — To elect one Director, to serve for a three-year term; and

ETF — To elect two Directors, each to serve for a three-year term.

The Proposal is discussed in greater detail in the enclosed Joint Proxy Statement. You are entitled to notice of, and to vote at, the Annual Meetings if you owned shares of one or more of the Funds at the close of business on January 31, 2011 ("Record Date"). If you attend the Annual Meetings, you may vote your shares in person. Even if you expect to attend the Annual Meetings, please complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or authorize your proxy by telephone.

We will admit to an Annual Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to the Annual Meeting must present photo identification. If you plan to attend an Annual Meeting, we ask that you call us in advance at (866) 839-5205.

This notice and related proxy materials are first being mailed to shareholders on or about February 7, 2011.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meetings of Shareholders to Be Held on April 5, 2011: This Notice, the Joint Proxy Statement and the form of proxy cards are available on the Internet at http://www.aberdeen-asset.us/cef. On this website, you will be able to access the Notice, the Joint Proxy Statement, the form of proxy cards and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By order of the Boards of Directors,

  MEGAN KENNEDY, SECRETARY

ABERDEEN CHILE FUND, INC.

ABERDEEN ISRAEL FUND, INC.

ABERDEEN INDONESIA FUND, INC.

ABERDEEN LATIN AMERICA EQUITY FUND, INC.

ABERDEEN EMERGING MARKETS TELECOMMUNICATIONS AND INFRASTRUCTURE FUND, INC.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETINGS IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETINGS. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) FOR THE ANNUAL MEETINGS PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

January 31, 2011
Philadelphia, Pennsylvania

ABERDEEN CHILE FUND, INC.
ABERDEEN ISRAEL FUND, INC.
ABERDEEN INDONESIA FUND, INC.
ABERDEEN LATIN AMERICA EQUITY FUND, INC.
ABERDEEN EMERGING MARKETS TELECOMMUNICATIONS
AND INFRASTRUCTURE FUND, INC.
(each a "Fund" and collectively, the "Funds")

1735 Market Street, 32nd Floor
Philadelphia, PA 19103

JOINT PROXY STATEMENT

For the Annual Meetings of Shareholders
each to be held on April 5, 2011

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board," with members of the Board being referred to as "Directors") of each of the Funds to be voted at the annual meeting of shareholders of each Fund or any adjournment thereof (each a "Meeting," and collectively, the "Meetings") to be held at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania, on Tuesday, April 5, 2011 for all the Funds, and at any adjournments thereof. A Notice of Annual Meeting of Shareholders and a proxy card accompany this Joint Proxy Statement. This Joint Proxy Statement is first being mailed to shareholders on or about February 7, 2011.

All properly executed proxies received prior to the Meeting will be voted at the Meeting, or at any adjournments thereof, in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies received will be voted "FOR" the Proposal. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting. Any proxy may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated proxy, giving written notice to Megan Kennedy, Secretary of the Fund(s), 1735 Market Street, 32nd Floor Philadelphia, Pennsylvania, 19103, or by attending the Meeting and voting in person. Shareholders may authorize proxy voting by using the enclosed proxy card along with the enclosed envelope with pre-paid postage. Shareholders do not have dissenter's rights of appraisal in connection with any of the matters to be voted on by the shareholders at the Meetings.

A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of a Fund entitled to vote at a Meeting. In the event that a quorum is not present at a Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn such Meeting, without notice other than an announcement at such Meeting, until the requisite number of shares entitled to vote at such Meeting is present. In the event that a quorum is present at a Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of that Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of a Fund's shares represented at the Meeting in person or by proxy, and the persons named as proxies will vote those proxies that they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

The election of a Director at each Meeting will require that the successful candidate(s) receive a plurality of the votes cast at a Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on the elections.

Only shareholders or their duly appointed proxy holders can attend the Meeting and any adjournment thereof. To gain admittance, if you are a shareholder of record or a proxy holder of a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our stockholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

Each Board of Directors has fixed the close of business on January 31, 2011 as the record date ("Record Date") for the determination of shareholders entitled to notice of, and to vote at, each Fund's Meeting and at any adjournment or postponement thereof. Shareholders on the Record Date will be entitled to one vote for each share held.

Each Fund has one class of shares of capital stock, par value $0.001 per share. Each share of a Fund is entitled to one vote at that Fund's Annual Meeting, and fractional shares are entitled to a proportionate share of one vote. On the Record Date, the following number of shares of each Fund were issued and outstanding:

CH	8,178,159 common shares
ISL	4,272,691 common shares
IF	8,271,922 common shares
LAQ	7,448,517 common shares
ETF	8,246,665 common shares

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on Tuesday, April 5, 2011. The Proxy Materials and each Fund's most recent annual report are available on the Internet at http://www.aberdeen-asset.us/cef. Each Fund will furnish, without charge, a copy of its most recent annual report, and any more recent reports, to any Fund shareholder upon request. To request a copy, please write to the Fund c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, or call Telephone: 1-866-839-5205. You may also call for information on how to obtain directions to be able to attend the Meeting and vote in person.

The Proposal - Election of Directors

Pursuant to each Fund's Articles of Incorporation, each Board is divided into three classes, each class having a term of three years. If elected, each Director is entitled to hold office until the Annual Meeting in the year noted below or until his successor is elected and qualifies. Each nominee has indicated an intention to serve if elected and has consented to being named in this Joint Proxy Statement. The nominees for election to the Boards of the Funds are as follows:

Aberdeen Chile Fund, Inc.	James J. Cattano (Class III Director, 3-year term ending 2014) Steven N. Rappaport (Class III Director, 3-year term ending 2014)

Aberdeen Israel Fund, Inc.	James J. Cattano (Class II Director, 3-year term ending 2014) Steven N. Rappaport (Class II Director, 3-year term ending 2014)

Aberdeen Indonesia Fund, Inc.	Lawrence J. Fox (Class II Director, 3-year term ending 2014)

Aberdeen Latin America Equity Fund, Inc.	James J. Cattano (Class II Director, 3-year term ending 2014) Steven N. Rappaport (Class II Director, 3-year term ending 2014)

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	Gregory A. Hazlett (Class I Director, 3-year term ending 2014) Martin M. Torino (Class I Director, 3-year term ending 2014)

The following tables set forth certain information regarding the nominees for election to the Boards of the Funds, Directors whose terms of office continue beyond the Meetings, and the principal officers of the Funds.

DIRECTORS

Name, Address and (Year of Birth)	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships Held by Director During the Past Five Years
Non-Interested Nominees for Director:

James J. Cattano c/o Aberdeen Asset Management Inc. Att: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1943)	CH, LAQ, IF, ISL and ETF: Director, Audit and Valuation Committee Chairman and Nominating Committee Member	CH: Since 1989; current term ends at the 2011 annual meeting. LAQ: Since 1990; current terms ends at the 2011 annual meeting. ISL: Since 2005; current term ends at the 2011 annual meeting. IF: Since 2007; current term ends at the 2013 annual meeting. ETF: Since 1993; current term ends at the 2013 annual meeting	President, Primary Resources Inc. (agricultural and raw materials) (October 1996 – Present)	5	Director of Credit Suisse Asset Management Income Fund, Inc.; Director of Credit Suisse High Yield Bond Fund

Lawrence J. Fox c/o Aberdeen Asset Management Inc. Att: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1943)	CH, LAQ and ISL: Director, Nominating and Audit and Valuation Committee Member. IF: Director, Nominating Committee Chairman and Audit and Valuation Committee Member	LAQ: Since 2006; current term ends at the 2012 annual meeting. CH and ISL: Since 2006; current term ends at the 2013 annual meeting. IF: Since 2000; current term ends at the 2011 annual meeting	Partner, Drinker Biddle & Reath (law firm) (1972 – Present) Lecturer at Yale Law School (2009 – Present); Lecturer at Harvard Law School (2007 – Present)	4	Director of Credit Suisse Asset Management Income Fund, Inc.; Director of Credit Suisse High Yield Bond Fund

Name, Address and (Year of Birth)	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships Held by Director During the Past Five Years
Gregory A. Hazlett c/o Aberdeen Asset Management Inc. Att: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1965)	ETF: Director**	Since October 2009; Current term ends at the 2011 annual meeting	Head of Global Equity Strategies at PIMCO (March 2010 – Present); Strategic Advisor at Keywise Capital Management (Hong Kong) Ltd (August 2009 – March 2010); Senior Vice President and Chief Investment Officer of The Children's Hospital of Philadelphia (November 2005 – December 2007); Managing Director Global Equities of Howard Hughes Medical Institute (June 1998 – March 2005)	1	Director PXP Lotus Fund; Director of PXP Vietnam Emerging Markets Equity Fund

Steven N. Rappaport c/o Aberdeen Asset Management Inc. Att: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1948)	CH, LAQ, IF, ISL and ETF: Director, Nominating and Audit and Valuation Committee Member	CH: Since 2003; current terms ends at the 2011 annual meeting. IF: Since 2005; current term ends at the 2012 annual meeting. LAQ: Since 2005; current term ends at the 2011 annual meeting. ISL: Since 1992; current term ends at the 2011 annual meeting. ETF: Since 2006; current term ends at the 2011 annual meeting	Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) (January 2004 – Present)	5	Director of iCAD, Inc.; Director of Presstek, Inc.; Director of Credit Suisse Funds (13 funds); Director of Woods Resources (private company)

Name, Address and (Year of Birth)	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships Held by Director During the Past Five Years
Martin M. Torino c/o Aberdeen Asset Management Inc. Att: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1949)	CH, LAQ & ETF: Director; Nominating and Audit and Valuation Committee Member	CH: Since 2005; current term ends at the 2013 annual meeting. LAQ: Since 1990; current term ends at the 2013 annual meeting. ETF: Since 1993; current term ends at the 2011 annual meeting	President of TA USA (agriculture sector) (May 1991 – Present) President of Rio Chalchoqui SA (food and beverage) (June 2007 – Present) and President of Expreso Morell SA (manufacturing) (December 2009 – Present)	3	Director of San Lucas S.A.

Non-Interested Directors:

Enrique R. Arzac c/o Aberdeen Asset Management Inc. Att: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1941)	CH, LAQ, ISL and ETF: Chairman of the Board of Directors, Nominating Committee Chairman and Audit and Valuation Committee Member; IF: Chairman of the Board of Directors, Audit and Valuation and Nominating Committee Member	CH, LAQ, and ISL: Since 1996; Chairman since 2005; current term ends at the 2012 annual meeting. IF: Since 2000; Chairman since 2005; current term ends at the 2012 annual meeting. ETF: Since 1996; Chairman since 2005; current term ends at the 2013 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University (1971 – Present)	5	Director of Epoch Holding Corporation; Director of The Adams Express Company; Director of Petroleum and Resources Corporation; Director of Mirae Asset Management Funds (6 funds); Director of Credit Suisse Funds (13 funds)

Walter Eberstadt c/o Aberdeen Asset Management Inc. Att: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1921)	ETF: Director; Nominating and Audit Committee Member	Since 2005; current term ends at the 2012 annual meeting	Retired since 2005	1	None

  *  Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. and Aberdeen Funds have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the investment manager and/or investment adviser of the Funds, and may thus be deemed to be part of the same "Fund Complex."

  **  Effective December 23, 2010, determined by the Board of Directors of ETF to be an independent director and appointed as a member of the Nominating and Audit and Valuation Committees.

OFFICERS

Name, Address and Year of Birth	Positions(s) Held With Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years
Christian Pittard* c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1973)	CH, ISL, IF, LAQ and ETF: President	Since July 2009	Currently, Group Head of Product Development, Collective Funds for Aberdeen Asset Management Investment Services Limited ("AAMISL") (since 2008). Previously, Director and Vice President (from 2006 to 2008), Chief Executive Officer (from October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc. ("AAMI"); Member of Executive Management Committee of Aberdeen Asset Management PLC (since August 2005); Managing Director of Aberdeen Asset Managers (C.I.) Limited (from 2000 to June 2005); Managing Director of Aberdeen Private Wealth Management Limited (affiliate of each Fund's Investment Adviser) (from 2000 to May 2005).

Jennifer Nichols* c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1978)	CH, LAQ, IF, ISL and ETF: Vice President and Chief Compliance Officer	Since July 2009 (Vice President); Since September 2010 (Chief Compliance Officer)	Currently, Director, Vice President and Head of Legal - Americas for AAMI (since ). Ms. Nichols joined AAMI in October 2006. Previously was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (from 2003 to 2006).

Andrea Melia* c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1969)	CH, ISL, IF, LAQ and ETF: Treasurer and Chief Financial Officer	Since November 2009	Currently, Vice President and Head of Fund Accounting for AAMI (since 2009). Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Megan Kennedy* c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1974)	CH, ISL, IF, LAQ and ETF: Vice President and Secretary	Since July 2009	Currently, Head of Product Management for AAMI (since 2009.) Ms. Kennedy joined AAMI in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Name, Address and Year of Birth	Positions(s) Held With Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years
William Baltrus* c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1967)	CH, LAQ, IF, ISL and ETF: Vice President	Since July 2009	Currently, Head of Investor Services for AAMI (since 2009). Prior to joining AAMI in November 2007, he was Vice President of Administration for Nationwide Funds Group (from 2000 to 2007.)

Alan Goodson* c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1974)	CH, ISL, IF, LAQ and ETF: Vice President	Since July 2009	Currently, Head of Product and Vice President of AAMI (since 2005.) Head of Finance (from 2000 to May 2005) and Company Secretary (from 2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (from 2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005).

Joanne Irvine c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1968)	CH, LAQ, IF, ISL and ETF: Vice President	Since July 2009	Currently, Head of Emerging Markets Ex. Asia on the global emerging markets equities team in London (since 1997.) Ms. Irvine joined Aberdeen in 1996 in a group development role.

Devan Kaloo c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1972)	CH, LAQ, IF, ISL and ETF: Vice President	Since July 2009	Currently, serves as Head of Global Emerging Markets (since 2005.) Mr. Kaloo joined Aberdeen in 2000 on the Asian portfolio team before becoming responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks.

Lucia Sitar* c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1971)	CH, LAQ, IF, ISL and ETF: Vice President	Since July 2009	Currently, U.S. Counsel for AAMI (since 2007.) Ms. Sitar joined AAMI in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000 – 2007).

Name, Address and Year of Birth	Positions(s) Held With Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years
Tim Sullivan* c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1961)	CH, LAQ, IF, ISL and ETF: Vice President	Since July 2009	Currently, Head of Product Development for AAMI (since 2009.) Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.

Hugh Young** c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1958)	CH, LAQ, IF, ISL and ETF: Vice President	Since July 2009	Currently, a member of the Executive Management Committee of Aberdeen Asset Management PLC (since 1991.) He has been Managing Director of Aberdeen Asset Management Asia Limited ("AAMAL"), since 1991. Mr. Young also served as a Director of Aberdeen Asset Managers (C.I.) Limited from 2000 to June 2005 and a Director of AAMAL since 2000.

  *  Messrs. Pittard, Baltrus, Goodson and Sullivan and Mses. Nichols, Melia, Kennedy and Sitar hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and the Aberdeen Funds each of which may also be deemed to be a part of the same "Fund Complex."

  **  Mr. Young serves as an Interested Director on the Aberdeen Australia Equity Fund, Inc. which has a common investment manager and/or investment adviser with the Funds, or an investment adviser that is affiliated with the investment manager and investment adviser of the Funds and may thus be deemed to be part of the same "Fund Complex" as the Funds.

Ownership of Securities

Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the Aberdeen Family of Investment Companies (as defined below) beneficially owned by each Director or nominee. The following key relates to the dollar ranges in the chart:

A.  None

B.  $1 - $10,000

C.  $10,001 - $50,000

D.  $50,001 - $100,000

E.  over $100,000

Name of Director or Nominee	Dollar Range of Equity Securities Owned(1)(2)		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director or Nominee in Aberdeen Family of Investment Companies(3)
Non-Interested Nominees for Director:
James J. Cattano	CH:	D	E
	LAQ:	E
	ISL:	C
	IF:	C
	ETF:	D

Name of Director or Nominee	Dollar Range of Equity Securities Owned(1)(2)		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director or Nominee in Aberdeen Family of Investment Companies(3)
Lawrence J. Fox	CH:	C	E
	LAQ:	C
	ISL:	C
	IF:	C
	ETF:	A
Steven N. Rappaport	CH:	D	E
	LAQ:	D
	ISL:	D
	IF:	D
	ETF:	D
Martin M. Torino	CH:	C	E
	LAQ:	E
	ISL:	A
	IF:	A
	ETF:	D
Gregory A. Hazlett	CH:	A	B
	LAQ:	A
	ISL:	A
	IF:	A
	ETF:	B
Non-Interested Directors:
Enrique R. Arzac	CH:	D	E
	LAQ:	E
	ISL:	D
	IF:	D
	ETF:	D
Walter Eberstadt	CH:	A	C
	LAQ:	A
	ISL:	A
	IF:	A
	ETF:	C

(1)  This information has been furnished by each Director as of October 31, 2010. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2)  Each Fund's Directors and officers, in the aggregate, own less than 1% of that Fund's outstanding equity securities.

(3)  "Aberdeen Family of Investment Companies" means those registered investment companies that share Aberdeen or an affiliate as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of December 31, 2010, none of the non-interested nominees for election to the Boards, the non-interested Directors or their immediate family members owned beneficially or of record any class of securities in Aberdeen PLC, in each Fund's investment adviser, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Aberdeen PLC. As of December 31, 2010, none of the executive officers of each Fund owned shares of the Fund on which they serve as officers.

During the fiscal year ended December 31, 2010, the Board of CH, ISL, LAQ and IF convened 9, 6, 7 and 6 times, respectively. Each Director attended at least seventy-five percent of the aggregate number of meetings of each

Board and, if a member, the total number of meetings of the Audit and Valuation Committee and Nominating Committee held during the period for which he served, with the exception of Mr. Torino who attended 56% of the CH Board meetings. During the fiscal year ended October 31, 2010, the Board of ETF convened 5 times. Each Director attended at least seventy-five percent of the aggregate number of meetings of each Board and, if a member, the total number of meetings of the Audit and Valuation Committee and Nominating Committee held during the period for which he served.

At a meeting of CH's Nominating Committee held on December 7, 2010, the Nominating Committee (with the nominees abstaining from voting) nominated Messrs. Cattano and Rappaport for three-year terms. At a meeting of LAQ's Nominating Committee held on December 7, 2010, the Nominating Committee (with the nominees abstaining from voting) nominated Messrs. Cattano and Rappaport for three-year terms. At a meeting of IF's Nominating Committee held on December 7, 2010, the Nominating Committee (with the nominee abstaining from voting) nominated Mr. Fox for a three-year term. At a meeting of ISL's Nominating Committee held December 7, 2010, the Nominating Committee (with the nominees abstaining from voting) nominated Messrs. Cattano and Rappaport for three-year terms. At a meeting of ETF's Nominating Committee held on December 7, 2010, the Nominating Committee (with the nominees abstaining from voting) nominated Messrs. Hazlett and Torino for three-year terms.

COMPENSATION

With respect to each of CH, ISL, IF and LAQ, during the fiscal year ended December 31, 2010, each Director received an annual fee of $11,800 and $1,000 for each meeting of each Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Funds' Board meetings. The Independent Chairman of these Funds also received an annual fee of $5,000 from each Fund. The total remuneration paid or accrued by CH, ISL, IF and LAQ during the fiscal year ended December 31, 2010 to all such unaffiliated Directors was $112,000, $82,200, $83,200 and $105,000, respectively.

With respect to ETF, during the fiscal year ended October 31, 2010, each Director of ETF received an annual fee of approximately $11,800. Each Director also received $1,000 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Fund's Board meetings. The total remuneration paid or accrued by the Fund during the fiscal year ended October 31, 2010 to all such unaffiliated Directors was $109,800. The Independent Chairman of this Fund also received an annual fee of $5,000.

The Audit and Valuation Committee Chairman receives an additional annual fee of $2,000 from each Fund. The Directors have approved a compensation plan that requires each Director to receive at least 50% and permits each Director to elect to receive up to 100% of his annual fee in the form of Fund shares to be purchased on the open market by the Fund's agent on behalf of the Directors.

The following table shows certain compensation information for the Directors of CH, ISL, IF, and LAQ for the fiscal year ended December 31, 2010, and for the Directors of ETF for the fiscal year ended October 31, 2010. The total compensation paid to the Directors from the Fund Complex is provided for the calendar year ended December 31, 2010. All officers of the Funds are employees of and are compensated by AAMI, AAMISL or AAMAL. None of the Funds' executive officers or Directors who are also officers or directors of AAMI, AAMISL or AAMAL received any compensation from any Fund for such period. None of the Funds have any bonus, profit sharing, pension or retirement plans.

Name of Director	Aggregate Compensation from Fund					Total Compensation From Fund and Fund Complex Paid To Directors*
	CH	ISL	IF	LAQ	ETF[1]
Non-Interested Nominees For Director:
James J. Cattano	$23,800	$20,800	$20,800	$21,800	$19,800	$107,000
Lawrence J. Fox	$21,800	$18,800	$19,800	$19,800	-	$80,200
Gregory Hazlett	-	-	-	-	$13,850	$13,850
Steven N. Rappaport	$21,800	$18,800	$18,800	$19,800	$17,800	$97,000
Martin M. Torino	$17,800	-	-	$18,800	$16,800	$53,400
Non-Interested Directors:
Enrique R. Arzac	$26,800	$23,800	$23,800	$24,800	$22,800	$122,000
Walter Eberstadt	-	-	-	-	$15,800	$15,800

  1  Payment period November 1, 2009 to October 31, 2010

  *  See the "Directors" table for the number of Funds within the Fund Complex that each Director serves.

Additional Information about the Board of Directors

Each Board believes that each Director's experience, qualifications, attributes and/or skills on an individual basis and in combination with those of the other Directors on the Board lead to the conclusion that each Director should serve on each respective Board. Each Board believes that each Director's ability to review critically, evaluate, question and discuss information provided to him; to interact effectively with AAMISL (the investment adviser to CH, ISL, LAQ and ETF), AAMAL (the investment adviser to IF), Celfin Capital Servicios Financieros S.A. ("Celfin") (the investment sub-adviser to CH and LAQ), Analyst Exchange and Trading Services Ltd. ("Analyst Exchange") (the investment sub-adviser to ISL), as applicable, other service providers, counsel, and independent auditors; and to exercise effective business judgment in the performance of his duties, support this conclusion. Each Board has also considered the contributions that each Director can make to the specific Board and Fund.

A Director's ability to contribute effectively may have been attained through the Director's executive, business, consulting, and/or legal positions; experience from service as a Director of the Fund(s) and other funds/portfolios in the Aberdeen fund complex, other investment funds, public companies, non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Director: Mr. Arzac - financial background as professor of finance and economics at a business school, fund leadership roles as chairman of the board of directors for certain funds within the Aberdeen fund complex, as well as board experience with other closed-end investment companies and public companies; Mr. Cattano - business background and executive management and financial experience as president and CEO of a commodities trading company; Mr. Eberstadt - financial and business experience as partner, limited managing director and limited director at a financial advisory and asset management firm; Mr. Fox - legal experience as a partner at a law firm and as a law professor; Mr. Hazlett - investment experience with an asset management firm and management experience as chief investment officer of a hospital, executive experience as managing director of a medical research organization, as well as other board experience; Mr. Rappaport - investment management experience as partner at investment firms, accounting experience and other board experience; and Mr. Torino - business background and executive experience as president of commodities trading and logistics and transportation companies.

Each Board believes that the significance to its Fund of each Director's experience, qualifications, attributes and/or skills is an individual matter (meaning that it may vary by individual and by Board) and that these factors are best evaluated at the Board level, with no particular factor being indicative of effectiveness. In addition, in its periodic self-assessment of its effectiveness, each Board considers the complementary individual skills and experience of the individual Directors in the broader context of the Board's overall composition to assess whether the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the experience, qualifications, attributes and/or skills of Directors are presented pursuant to disclosure requirements of the Securities and Exchange Commission ("SEC"), do not constitute holding out any Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on such Board by reason thereof.

Board and Committee Structure

Each Board is comprised entirely of Directors who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund, its investment adviser and/or its investment sub-adviser (each an "Independent Director," and collectively, the "Independent Directors") as follows.

Current Members of Each Fund's Board

CH Enrique R. Arzac James J. Cattano Lawrence J. Fox Steven N. Rappaport Martin M. Torino	LAQ Enrique R. Arzac James J. Cattano Lawrence J. Fox Steven N. Rappaport Martin M. Torino	IF Enrique R. Arzac James J. Cattano Lawrence J. Fox Steven N. Rappaport	ISL Enrique R. Arzac James J. Cattano Lawrence J. Fox Steven N. Rappaport	ETF Enrique R. Arzac James J. Cattano Walter Eberstadt Gregory Hazlett Steven N. Rappaport Martin M. Torino

Each Board has appointed Mr. Arzac, an Independent Director, as Chairman. The Chairman presides at meetings of the Directors, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Directors and Fund management, the investment adviser and the investment sub-adviser, as applicable, between Board meetings. Except for any duties specified herein, the designation of the Chairman does not impose on such Director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board, generally. Each Board holds regular quarterly meetings throughout the year to consider and address matters involving its Fund. Each Board also may hold special meetings to address matters arising between regular meetings. The Independent Directors also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

Each Board has established a committee structure that includes an Audit and Valuation Committee and a Nominating Committee (each, a "Committee" and together, the "Committees") to assist the Board in the oversight and direction of the business affairs of the Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Fund with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund's activities and associated risks. The standing Committees conduct an annual review of their charters, which includes a review of their responsibilities and operations.

The Committees of each Board and each Board as a whole also conduct an annual evaluation of its performance, including consideration of the effectiveness of the Board's Committee structure. Each Committee is comprised entirely of Independent Directors. Each Board believes that its leadership structure, including maintaining standing Committees and establishing ad hoc Committees or working groups as needed and having an Independent Director as Chairman, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview. Each Board also believes that it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight. Any Board may, at any time and in its discretion, change its leadership structure, including in response to changes in circumstances or characteristics of the Funds.

Each Audit and Valuation Committee consists of all the Independent Directors, all of whom are also "independent" as that term is interpreted under Rule 10A-3 of the 1934 Act and under the listing standards of the NYSE AMEX exchange (the "NYSE AMEX"). Each of the Audit and Valuation Committees of CH, ISL, LAQ and IF convened six times during the fiscal year ended December 31, 2010. The Audit and Valuation Committee of ETF convened five times during the fiscal year ended October 31, 2010. Mr. Cattano serves as Chair of each Audit and Valuation Committee and each Board has determined that Messrs. Arzac and Rappaport qualify as Audit Committee Financial Experts and are "financially sophisticated" as interpreted by the NYSE AMEX. Each Fund's Audit and Valuation Committee advises its full Board with respect to accounting, auditing and financial matters affecting the Fund. Each Board has adopted an Audit and Valuation Committee Charter. The mission of each Audit and Valuation Committee is to oversee: (a) the accounting and financial reporting policies and practices for the Fund; (ii) its internal controls and, as appropriate, the internal controls of certain service providers; (iii) the integrity, quality and objectivity of the Fund's financial statements and the independent audit thereof, including but not limited to, oversight of the independent auditor's qualifications and independence. Each Committee also oversees the activities of the Fund's Pricing Committee and performs the responsibilities assigned to the Audit and Valuation Committee in the "Valuation and Liquidity Procedures." Each Committee also provides an open avenue of communication among the independent auditors, the internal accounting staff of the Fund's administrator and the Boards. In addition, each Committee has the duty to review in advance, and consider approval of, any and all proposals that the Fund, the investment adviser or any of their affiliated persons, employ the independent auditor to render certain non-audit services to the Fund and to consider whether such services are consistent with the independent auditor's independence The function of the Audit and Valuation Committees is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Boards and the Audit and Valuation Committees, as representatives of the Funds' shareholders.

Each Nominating Committee is comprised of all of the Independent Directors of the Fund. The Nominating Committee of CH, ISL, IF and LAQ convened three times during the fiscal year ended December 31, 2010. ETF's Nominating Committee met two times during the fiscal year ended October 31, 2010. Mr. Arzac serves as Chair of each Nominating Committee. Each Fund's Nominating Committee assists the Board in its selection and nomination of Directors and the evaluation of the Board and its Committee structure. Each Board has adopted a Nominating Committee Charter (a copy of which is attached as Appendix A). Each Nominating Committee has, among other items, the following powers and responsibilities: (1) the nomination of new Directors; (2) the evaluation of its Board and its committee structure; and (3) the periodic review of the tenure of the Directors, including any term limits, limits on the number of boards (or committees) on which a Director may sit and retirement age. The Nominating Committee reports to the full Board with recommendations of any appropriate changes to its particular Board.

In nominating candidates, each Nominating Committee shall take into consideration such factors as it deems appropriate. These factors may include (but are not limited to): availability and commitment of the candidate, relevant industry and related experience, educational background, reputation, ability, judgment, expertise, overall diversity of the Board's composition, age, experience in fund governance and other business practices and actual or potential conflicts bearing on either the candidate's independence or the business of the Fund. Each Nominating Committee will consider potential director candidates, if any, recommended by shareholders, provided that the proposed candidates (i) satisfy any minimum qualifications of the Fund for its directors; (ii) are not "interested persons" (as defined in the 1940 Act) of the Fund, its investment adviser and its investment sub-adviser, if applicable; and (iii) are "independent" as defined in the NYSE AMEX listing standards and any other exchange on which the Fund's shares are listed. When considering whether to add additional or substitute Directors to the Board of Directors of the Fund, the Directors take into account any proposals for candidates that are properly submitted to the Fund's Secretary. Shareholders wishing to present one or more candidates for Director for consideration may do so by submitting a signed written request to Megan Kennedy, Secretary, Aberdeen Funds, 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, which includes the following information: as to each individual proposed for election as Director, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of a Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an "interested person" of a Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Nominating Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in a solicitation of proxies for election of Directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the 1934 Act, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a Director (if elected)). In the case of any Fund holding a meeting of shareholders, any such submission, in order to be considered for inclusion in the Fund's proxy statement, should be submitted by a date not later not later than 45 days before the date in the then current year corresponding to the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder must be so received not later than the close of business on the 10th day following the day on which public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above. Any such submission must also be submitted by such date and contain such information as may be specified in a Fund's Bylaws, or as required by any relevant stock exchange listing standards.

Each Fund is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of a Board's general oversight of a Fund and is addressed as part of various Board and Committee activities. Each Board has adopted, and periodically reviews, policies and procedures designed to address risks. Different processes, procedures and controls are employed with respect to different types of risks. Day-to-day risk management functions are subsumed within the responsibilities of the Fund's investment adviser, who carries out the Fund's investment management and business affairs, and also by the Fund's investment sub-adviser, as applicable, and other service providers in connection with the services they provide to the Fund. Each of AAMISL, AAMAL, Celfin, Analyst Exchange and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of a Fund, each Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the investment adviser, the investment sub-adviser and the Fund's other service providers, the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, legal counsel to the Fund, and internal auditors, as appropriate, relating to the operations of the Fund. Each Board also requires the investment adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis. Each Board recognizes that it may not be possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. Any Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Other Board-Related Matters

Shareholders who wish to send communications to the Boards should send them to the address of the relevant Fund and to the attention of that Board, c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103. All such communications will be directed to the appropriate Board's attention.

The Funds do not have a formal policy regarding Board member attendance at the Annual Meetings of Shareholders. No Directors attended the 2010 Annual Meeting of Shareholders for any of the Funds.

REPORTS OF THE AUDIT AND VALUATION COMMITTEES

The Audit and Valuation Committee of ETF has met with Fund's management to discuss, among other things, the Fund's audited financial statements for the fiscal year ended October 31, 2010. The Audit and Valuation Committees of CH, IF, ISL and LAQ will meet with the applicable Fund's management to discuss, among other things, each Fund's audited financial statements for the fiscal year ended December 31, 2010, as applicable, sometime in late February 2011. Each Audit and Valuation Committee has also met with the Funds' independent registered public accounting firm, PricewaterhouseCoopers LLP ("PwC"), and discussed with PwC certain matters required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented, including, but not limited to, the scope of that Fund's audit, that Fund's financial statements and that Fund's accounting controls. Each Audit and Valuation Committee has received from PwC the letter required by the independence rules of the SEC describing any relationships between PwC and the applicable Fund, the applicable investment adviser and its affiliates that may be thought to bear upon the independence of the independent registered public accounting firm. Each Audit and Valuation Committee has considered whether the provision of non-audit services that were rendered to the Fund's adviser or sub-adviser, if applicable, and any entity controlling, controlled by, or under common control with these entities that provide ongoing services to the relevant Fund that were not pre-approved pursuant to paragraph (e)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaing PwC's independence and has concluded that it is.

The members of the Audit and Valuation Committees are not professionally engaged in the practice of auditing or accounting and are not employed by a Fund for accounting, financial management or internal control. Moreover, each Audit and Valuation Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, an Audit and Valuation Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit and Valuation Committees' considerations and discussions referred to above do not provide assurance that the audit of a Fund's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based upon the review and discussions, the Audit and Valuation Committee of ETF recommended to the Board that the Fund's audited financial statements be included in the Fund's 2010 Annual Report to Shareholders for the fiscal year ended October 31, 2010, and be mailed to shareholders and filed with the SEC. The Audit and Valuation Committee for CH, ISL, IF and LAQ are currently reviewing the audited financial statements for inclusion in each Fund's 2010 Annual Report to Shareholders for the fiscal year ended December 31, 2010.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At meetings held on December 7, 2010, each Fund's Audit and Valuation Committee approved the selection of PwC for the fiscal year ending December 31, 2011 for CH, ISL, LAQ and IF, and for the fiscal year ending October 31, 2011 for ETF. PwC has been each Fund's independent registered public accounting firm since each Fund commenced operations, and has informed each Fund that it has no direct or material indirect financial interest in that Fund. A representative of PwC will be available by telephone at the Meetings and will have the opportunity to make a statement, if the representative so desires, and will be available to respond to appropriate questions.

The information in the table below is provided for services, all approved by the Audit and Valuation Committee, rendered to CH, ISL, LAQ and IF by PwC for its fiscal years ended December 31, 2010 and December 31, 2009, and to ETF for its fiscal years ended October 31, 2010 and October 31, 2009.

	2010					2009(1)
	CH	ISL	LAQ	IF	ETF	CH	ISL	LAQ	IF	ETF
Audit Fees	$41,300	$41,800	$43,600	$29,200	$42,600	$41,300	$41,800	$43,600	$29,200	$42,600
Audit Related Fees(2)	$3,300	$3,300	$3,300	$3,300	$3,300	$3,300	$3,300	$3,300	$3,300	$3,330
Tax Fees(3)	$3,700	$7,000	$5,400	$3,700	$7,000	$3,700	$7,000	$5,400	$3,700	$7,000
All Other Fees(4)	$68,960	$9,200	$8,600	$0	$0	$36,000	$9,200	$15,600	$0	$0
Total	$117,260	$61,300	$60,900	$36,200	$52,900	$84,300	$61,300	$67,900	$36,200	$52,930

(1)  Prior to July 1, 2009, Credit Suisse Asset Management, LLC served as each Fund's investment adviser with respect to all investments.

(2)  Services include agreed upon procedures in connection with each Fund's semi-annual financial statements.

(3)  Services include tax services in connection with each Fund's excise tax calculations and review of the Fund's applicable tax returns.

(4)  Services include local government review and repatriation processes.

Each Audit and Valuation Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to each Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to AAMISL for CH, ISL, ETF and LAQ, or AAMAL for IF, and any service provider to the Fund controlling, controlled by or under common control with AAMISL or AAMAL that provided ongoing services to the Fund ("Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. Each Audit and Valuation Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Audit and Valuation Committee, and the Chairperson shall report to the Audit and Valuation Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). Each Audit and Valuation Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee's pre-approval responsibilities to other persons (other than AAMISL, AAMAL or a Fund's officers). Pre-approval by an Audit and Valuation Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to a Fund, AAMISL, AAMAL and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit and Valuation Committee and approved by the Audit and Valuation Committee (or its delegate(s)) prior to the completion of the audit.

All of the services described in the table above were pre-approved by the relevant Audit and Valuation Committee. The aggregate fees billed by PwC for non-audit services rendered to CH for the fiscal years ended December 31, 2009 and December 31, 2010 were $39,700 and $72,660, respectively. The aggregate fees billed by PwC for non-audit services rendered to ISL for the fiscal years ended December 31, 2009 and December 31, 2010 were $16,200 and $16,200, respectively. The aggregate fees billed by PwC for non-audit services rendered to IF for the fiscal years ended December 31, 2009 and December 31, 2010 were $3,700 and $3,700, respectively. The aggregate fees billed by PwC for non-audit services rendered to LAQ for the fiscal years ended December 31, 2009 and December 31, 2010 were $21,000 and $14,000, respectively. The aggregate fees billed by PwC for non-audit services rendered to ETF for the fiscal years ended October 31, 2009 and October 31, 2010 were $7,000 and $7,000, respectively.

The aggregate fees billed by PWC for non-audit services rendered to ETF, AAMISL and any Covered Service Providers for the fiscal year ended October 31, 2010 was $1,018,062. The aggregate fees billed by PWC for non-audit services rendered to CH, IF, ISL, LAQ, AAMAL, AAMISL and any Covered Service Providers for the fiscal year ended December 31, 2010 was $1,086,608.

EACH FUND'S BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR FOR THAT FUND.

ADDITIONAL INFORMATION

Expenses.

The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Proxy Statement will be borne proportionately by each Fund. Each Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of that Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Fund, AAMISL, AAMAL or the Fund's administrator.

The Altman Group has been retained to assist in the solicitation of proxies and will receive a fee not to exceed $3,500 per Fund and be reimbursed for its reasonable expenses. Total payments for the Funds to The Altman Group are expected to be between approximately $1,500 and $3,050 per Fund.

Solicitation and Voting of Proxies

Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about February 7, 2011. As mentioned above, The Altman Group has been engaged to assist in the solicitation of proxies. As the meeting date approaches, certain shareholders of the Fund may receive a call from a representative of The Altman Group, if a Fund has not yet received their vote. Authorization to permit The Altman Group to execute proxies may be obtained by telephonic instructions from shareholders of a Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that management of each of CH, ISL, ETF, LAQ and IF believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

Beneficial Owners

Based upon a review of filings made pursuant to Section 13 of the 1934 Act, as of September 30, 2010, the following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the shares of each of CH, LAQ, IF, ISL and ETF because they possessed or shared voting or investment power with respect to CH's, LAQ's, IF's, ISL's or ETF's shares, as applicable:

Fund	Class	Name and Address	Number of Shares Beneficially Owned	Percentage of Shares
CH	Common	A.F.P. Habitat S.A.	1,040,437	12.7%
		Avenida Providencia 1909
		Piso 9
		Santiago, Chile
	Common	Adminstradora de Fondos de Pensiones de	982,635	12.0%
		Provida, S.A.
		Avenida Pedro de Valdivia 100
		Piso 9
		Santiago, Chile
LAQ	Common	City of London Investment Group PLC	1,470,935	19.7%
		77 Gracechurch Street
		London, UK EC3V 0AS
		Lazard Asset Management LLC	573,673	7.7%
		30 Rockefeller Plaza
		New York, NY 10112
		Advanced Emerging Capital	557,900	7.5%
		1st Floor Colette House
		52-55 Piccadilly
		London, UK W1J 0DX
IF	Common	City of London Investment Group PLC	696,811	8.4%
		77 Gracechurch Street
		London, UK EC3V 0AS
	Common	1607 Capital Partners LLC	523,686	6.3%
		4991 Lake Brook Dr., Suite 125
		Glen Allen, VA 23060
ISL	Common	N/A
ETF	Common	Lazard Asset Management LLC	2,394,409	29.0%
		30 Rockefeller Plaza
		New York, NY 10112
	Common	City of London Investment Group PLC	2,225,899	27.0%
		77 Gracechurch Street
		London, UK EC3V 0AS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require each Fund's officers and Directors, certain officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of the Fund's shares to file reports of ownership with the SEC and the Fund.

Based solely upon each Fund's review of the copies of such forms received by it and written representations from the Directors and officers of the Funds, and the filings by the beneficial holders of greater than 10% of a Fund's shares, to the knowledge of each Fund, for the fiscal year ended December 31, 2010 with respect to CH, ISL, IF and LAQ, and for the fiscal year ended October 31, 2010 with respect to ETF, all such forms were filed on a timely basis.

Information concerning the Investment Advisers and Sub-Advisers

AAMISL serves as the investment adviser to CH, ISL, LAQ and ETF and AAMAL serves as the investment adviser to IF. AAMISL is a wholly-owned subsidiary of Aberdeen Asset Management PLC, a Scottish company. The registered offices of Aberdeen Asset Management PLC are located at 10 Queen's Terrace, Aberdeen, Scotland AB10 1YG. AAMAL is a Singapore corporation with its registered office located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. AAMISL is a United Kingdom corporation with its registered office located at Bow Bells House, 1 Bread Street, London, United Kingdom, EC4M 9HH.

Celfin, located at Avenida Apoquindo 3721, 19th floor, Las Condes, Santiago, Chile, serves as Chilean investment sub-adviser to CH and LAQ. Analyst Exchange, located at 46 Rothschild Blvd., Tel Aviv, Israel 66883, serves as investment sub-adviser to ISL.

Information Concerning the Administrator

Brown Brothers Harriman & Co., located at 40 Water Street, Boston, MA 02109, serves as each Fund's administrator. Celfin Capital S.A. Administradora de Fondos de Capital Extranjero, located at Apoquindo 3721, Piso 19, Santiago, Chile, serves as the sub-administrator to CH with respect to Chilean investments.

SHAREHOLDER PROPOSALS

Notice is hereby given that for a shareholder proposal to be considered for inclusion in any Fund's proxy material relating to its 2012 annual meeting of shareholders, the shareholder proposal must be received by that Fund no later than October 10, 2011. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of shares with a market value of $2,000 and must have held such shares for at least one year. Further, the shareholder must continue to hold such shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in a Fund's proxy materials.

Pursuant to the Bylaws of each Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder. Under Maryland law, and pursuant to each Fund's Bylaws, only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Fund's notice of special meeting.

For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the relevant Fund. Such notice must contain the information required by the Bylaws. To be timely, any such notice must be delivered to, or mailed (certified mail being recommended) to and received by, the relevant Fund c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 not earlier than the 150th day nor later than 5:00 p.m., Eastern time, on the 120th day prior to the first anniversary of the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not earlier than the 150th day nor later than 5:00 p.m., Eastern time, on the 120th day prior to the date of such meeting or the 10th day following the day on which public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above.

A Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2011 annual meeting of shareholders not included in the proxy statement and form of proxy which are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, a Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to a Fund on matters not specifically reflected on the form of proxy.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETINGS AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARDS AND RETURN THEM IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Delivery of Proxy

Unless the Funds have received contrary instructions from shareholders, only one copy of this Joint Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If a shareholder needs an additional copy of this Joint Proxy Statement, please contact the Fund at (866) 839-5205. If any shareholder does not want the mailing of this Joint Proxy Statement to be combined with those for other members of its household, please contact the Funds in writing at: 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 or call the Funds at (866) 839-5205.

Other Business

Management knows of no business to be presented at the Meetings, other than the Proposal set forth in this Joint Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their discretion.

By order of the Boards of Directors,

  MEGAN KENNEDY, SECRETARY

ABERDEEN CHILE FUND, INC.
ABERDEEN ISRAEL FUND, INC.
ABERDEEN INDONESIA FUND, INC.
ABERDEEN LATIN AMERICA EQUITY FUND, INC.
ABERDEEN EMERGING MARKETS TELECOMMUNICATIONS AND INFRASTRUCTURE FUND, INC.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds involved in validating your vote if you fail to sign your proxy card(s) properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Any party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION	VALID SIGNATURE
CORPORATE ACCOUNTS

(1) ABC Corp.	ABC Corp.

(2) ABC Corp	John Doe, Treasurer

(3) ABC Corp. c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

CUSTODIAN OR ESTATE ACCOUNTS

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) John B. Smith	John B. Smith, Jr., Executor

_________, 2011

APPENDIX LIST

Appendix	Title	Page
A	Nominating Committee Charter	A-1

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EXHIBIT A

NOMINATING COMMITTEE CHARTER

Aberdeen Chile Fund, Inc.
Aberdeen Emerging Markets Telecommunications Fund, Inc.
Aberdeen Israel Fund, Inc.
Aberdeen Indonesia Fund, Inc.
Aberdeen Latin America Equity Fund, Inc.

NOMINATING COMMITTEE CHARTER

SECTION 1. PURPOSE & SCOPE

The mission of the Committee is to promote the effective participation of qualified individuals on the Board, Committees of the Board, and as executive officers of each Fund and to review, evaluate and enhance the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund. The purpose of the Nominating Committee is to assist the Board in its selection and evaluation of members with the competencies needed to oversee the Funds so that the interests of shareholders in the Funds are well-served.

In pursuit of this purpose, the scope of the Committee's responsibilities shall include:

•  the nomination of new Directors.

•  the evaluation of the Board and its committee structure.

SECTION 2. MEMBERSHIP

(a) The Committee for each Fund shall consist of all of the Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and, if applicable, "independent" as such term is defined by the listing standards of the principal national securities exchange upon which the Fund's shares are listed.

(b) The Committee shall appoint its Chairperson by a majority vote of its members.

(c) The compensation, if any, of the Committee members shall be as determined by the Board.

SECTION 3. NOMINATION AND APPOINTMENT POLICY AND RESPONSIBILITIES

(a) The Committee shall make nominations for directors and officers of the Fund and submit such nominations to the full Board. The Committee shall evaluate candidates' qualifications for such positions, and, in the case of candidates for independent director positions, their independence from the Fund's Investment Adviser, Sub-Adviser and other principal service providers.

(b) In nominating candidates, the Committee will search for those highly qualified candidates who can bring to the Board the skills, experience and judgment necessary to address the issues directors of investment companies may confront in fulfilling their duties to fund shareholders. The Committee may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by Committee-nominated or shareholder-nominated candidates. The Committee may take into account a wide variety of factors in considering prospective director candidates, which may include (but are not limited to): (i) availability (including availability to attend to Board business on short notice) and commitment of a candidate to attend meetings and perform his or her responsibilities on the

Board; (ii) relevant industry and related experience; (iii) educational background; (iv) reputation; (v) financial expertise; (vi) the candidate's ability, judgment and expertise; (vii) overall diversity of the Board's composition; (viii) age; (ix) commitment to the representation of the interests of the Fund and its shareholders; (x) commitment to maintaining and improving Director skills and education; (xi) experience in Fund Governance and best business practices; and (xii) actual or potential business, family or other conflicts bearing on either the candidate's independence or the business of the Fund.

(c) Persons selected as independent directors must not be "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"). The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the Investment Manager or Investment Adviser.

(d) While the Committee has not adopted a particular definition of diversity or a particular policy with regard to the consideration of diversity in identifying candidates, when considering a candidate's and the Board's diversity, the Committee generally considers the manner in which each candidate's leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director or executive experience, industry knowledge, business judgment and specific experiences or expertise would compliment or benefit the Board and, as a whole, contribute to the ability of the Board to oversee the Fund. The Committee may also consider other factors or attributes as they may determine appropriate in their judgment. The Committee believes that the significance of each candidate's background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole.

(e) The Committee will consider potential director candidates, if any, recommended by stockholders, provided that the proposed candidates (i) satisfy any minimum qualifications of the Fund for its directors; (ii) are not "interested persons" of the Fund, the Fund's Investment Manager, or the Fund's Investment Adviser as that term is defined in the 1940 Act; and (iii) are "independent" as defined in the NYSE/AMEX listing standards and any other exchange on which the Fund's shares are listed.

(f) The Committee is empowered to establish such procedures and eligibility requirements for stockholder submission of nominee candidates as the Committee deems appropriate, in addition to such procedures and requirements as are set forth in the Fund's bylaws.

(g) The Committee may identify prospective directors from any reasonable source, including, but not limited to, consultation with third-party director search services, and may pay for such search services from the assets of the Fund.

(h) It shall be in the Committee's sole discretion as to whether or not to nominate a candidate for membership on the Board.

SECTION 4. ADDITIONAL AUTHORITY AND RESPONSIBILITIES

(a) The Committee shall review, as it deems necessary, and make recommendations with regard to the tenure of the directors, including any term limits, limits on the number of boards (or committees) on which a director may sit and normal retirement age.

(b) The Committee may retain and terminate a search firm to identify director nominees, subject to the Board's sole authority to approve the search firm's fees and other retention terms.

(c) The Committee shall be responsible for annually evaluating the Board and its committee structure to determine whether the Board and its committee structure is functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and conduct an assessment of the performance of the Board and its committees, to be discussed with the Board.

(d) The Committee shall have the authority to investigate any matter brought to its attention within the scope of its duties, and shall have the authority to meet with the compliance personnel of management as the Committee deems appropriate in connection with the performance of its responsibilities.

(e) The Committee shall have the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

(f) The Committee shall have any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of the Board members or any Committee members.

(g) The Committee is also responsible for the analyses of the appropriateness of establishing minimum shareholding levels, if any, for Directors.

(h) The Committee shall make nominations for membership on all committees of the Board and shall review committee assignments as necessary.

SECTION 5. PROCEDURAL MATTERS

(a) The Committee shall meet as deemed necessary or appropriate to carry out its nominating function, and at such other time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require.

(b) The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Fund, and the Committee shall report to the Board on its meetings.

(c) The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

(d) The Board has granted to the Committee access to the resources and authority to make reasonable expenditures, including expenditures to retain any experts and counsel related to the aforementioned duties and tasks that will be reimbursed by the Fund.

Dated: December 7, 2010

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www.aberdeen-asset.com

PRX0411

000004

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		000000000.000000 ext	000000000.000000 ext

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card – Aberdeen Chile Fund, Inc.

 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Election of two Class III Directors (3-year term ending in 2014) — The Board of Directors recommends a vote FOR the nominees listed.

1.	Nominees:	For	Withhold		For	Withhold
	01 - James J. Cattano	☐	☐	02 - Steven N. Rappaport	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Non-Voting Items
Change of Address — Please print new address below.

Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as the name (or names) appears on the stock certificate (as indicated hereon). If the shares are issued in the names of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees and partners should indicate their positions when signing.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.		Signature 2 — Please keep signature within the box.
/ /

	C 1234567890	J N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
	2 0 A V	1 0 9 7 2 8 1

019WIA

 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Aberdeen Chile Fund, Inc.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

April 5, 2011

The undersigned hereby appoints Ms. Megan Kennedy and Mr. Alan Goodson, or either of them, each with power of substitution, as proxies to represent the undersigned at the Annual Meeting of Shareholders of Aberdeen Chile Fund, Inc., to be held on April 5, 2011, at 2:30 p.m. (EST), and any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on the following matters set forth on the reverse side.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR EACH NOMINEE LISTED.

PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

000004

C123456789

		000000000.000000 ext	000000000.000000 ext
ENDORSEMENT_LINE SACKPACK		000000000.000000 ext	000000000.000000 ext
		000000000.000000 ext	000000000.000000 ext

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card – Aberdeen Israel Fund, Inc.

 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Election of two Class II Directors (3-year term ending in 2014) — The Board of Directors recommends a vote FOR the nominees listed.

1.	Nominees:	For	Withhold		For	Withhold
	01 - James J. Cattano	☐	☐	02 - Steven N. Rappaport	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Non-Voting Items

Change of Address — Please print new address below.

Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as the name (or names) appears on the stock certificate (as indicated hereon). If the shares are issued in the names of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees and partners should indicate their positions when signing.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

	1 U P X	1 0 9 7 2 6 1

019W7A

 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Aberdeen Israel Fund, Inc.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

April 5, 2011

The undersigned hereby appoints Ms. Megan Kennedy and Mr. Alan Goodson, or either of them, each with power of substitution, as proxies to represent the undersigned at the Annual Meeting of Shareholders of Aberdeen Israel Fund, Inc. to be held on April 5, 2011, at 1:30 p.m. (EST), and any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on the following matters set forth on the reverse side.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR EACH NOMINEE LISTED.

PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

000004
C123456789
ENDORSEMENT_LINE SACKPACK		000000000.000000 ext	000000000.000000 ext
		000000000.000000 ext	000000000.000000 ext
		000000000.000000 ext	000000000.000000 ext
MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card – Aberdeen Indonesia Fund, Inc.

 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Election of one Class II Director (3-year term ending in 2014) — The Board of Directors recommends a vote FOR the nominee listed.

1.	Election of Directors:	For	Withhold
	01 - Lawrence J. Fox	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Non-Voting Items
Change of Address — Please print new address below.

Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as the name (or names) appears on the stock certificate (as indicated hereon). If the shares are issued in the names of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees and partners should indicate their positions when signing.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.		Signature 2 — Please keep signature within the box.
/ /

	C 1234567890	J N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
	1 0 A V	1 0 9 2 7 5 1

019W5A

 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Aberdeen Indonesia Fund, Inc.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

April 5, 2011

The undersigned hereby appoints Ms. Megan Kennedy and Mr. Alan Goodson, or either of them, each with power of substitution, as proxies to represent the undersigned at the Annual Meeting of Shareholders of Aberdeen Indonesia Fund, Inc. to be held on April 5, 2011, at 1:00 p.m. (EST), and any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on the following matters set forth on the reverse side.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR EACH NOMINEE LISTED.

PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

000004
C123456789
ENDORSEMENT_LINE__________SACKPACK________		000000000.000000 ext	000000000.000000 ext
		000000000.000000 ext	000000000.000000 ext
		000000000.000000 ext	000000000.000000 ext
MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card – Aberdeen Latin America Equity Fund, Inc.

 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Election of two Class II Directors (3-year term ending in 2014) — The Board of Directors recommends a vote FOR the nominees listed.

1.	Nominees:	For	Withhold		For	Withhold

	01 - James J. Cattano	☐	☐	02 - Steven N. Rappaport	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Non-Voting Items
Change of Address — Please print new address below.

Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as the name (or names) appears on the stock certificate (as indicated hereon). If the shares are issued in the names of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees and partners should indicate their positions when signing.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.		Signature 2 — Please keep signature within the box.
/ /

	C 1234567890	J N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
	1 0 A V	1 0 9 7 2 9 1

019WKA

 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Aberdeen Latin America Equity Fund, Inc.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
April 5, 2011

The undersigned hereby appoints Ms. Megan Kennedy and Mr. Alan Goodson, or either of them, each with power of substitution, as proxies to represent the undersigned at the Annual Meeting of Shareholders of Aberdeen Latin America Equity Fund, Inc., to be held on April 5, 2011, at 3:00 p.m. (EST), and any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on the following matters set forth on the reverse side.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR EACH NOMINEE LISTED.

PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

000004
C123456789
ENDORSEMENT_LINE SACKPACK		000000000.000000 ext	000000000.000000 ext
		000000000.000000 ext	000000000.000000 ext
		000000000.000000 ext	000000000.000000 ext
MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card – Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Election of two Class I Directors (3-year term ending in 2014) — The Board of Directors recommends a vote FOR the nominees listed.

1.	Nominees:	For	Withhold		For	Withhold
	01 - Gregory A. Hazlett	☐	☐	02 - Martin M. Torino	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Non-Voting Items
Change of Address — Please print new address below.

Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as the name (or names) appears on the stock certificate (as indicated hereon). If the shares are issued in the names of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees and partners should indicate their positions when signing.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

	C 1234567890	J N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
	2 0 A V	1 0 9 7 2 7 1

019WEA

 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

April 5, 2011

The undersigned hereby appoints Ms. Megan Kennedy and Mr. Alan Goodson, or either of them, each with power of substitution, as proxies to represent the undersigned at the Annual Meeting of Shareholders of Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. to be held on April 5, 2011, at 2:00 p.m. (EST), and any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on the following matters set forth on the reverse side.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR EACH NOMINEE LISTED.

PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.